UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2006

Date of report (Date of earliest event reported)

SEI Investments Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 24, 2006, SEI Investments Company (the “Company”) entered into a Guaranty and Collateral Agreement (the “Guaranty Agreement”) with LSV Employee Group, LLC, a Delaware limited liability company (“LSV Employee Group”), LaSalle Bank National Association, and certain other lenders party thereto. The Company entered into the Guaranty Agreement in order to facilitate LSV Employee Group’s acquisition of certain partnership interests of LSV Asset Management, a Delaware partnership (“LSV”).

The terms and conditions of the Company’s $200 million three-year senior, unsecured revolving credit facility (the “Facility”) with JP Morgan Chase Bank, Wachovia Bank, National Association, Bank of America, N.A., Manufacturers and Traders Trust Company and PNC Bank, National Association, restricted the Company’s ability to guarantee swap agreements entered into by the LSV Employee Group to 50 percent of the Facility size. Managers of the LSV Employee Group feel that it may be prudent to swap additional amounts of the term loan facility to fixed from floating.

Accordingly, the Company and JP Morgan Chase Bank, as agent under the Facility, agreed to amend the Facility to permit the Company to guarantee swap agreements up to the full amount of the term loan facility of the LSV Employee Group. The agreement to amend the facility (“Amendment No. 2 to the Facility”) is attached as Exhibit 10.20.2 to this Current Report on Form 8-K.

The foregoing description of the Amendment No. 2 to the Facility does not purport to be complete and is qualified in its entirety by reference to the Guaranty Agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K dated January 24, 2006. You are urged to read such agreement in its entirety for a more complete description of the terms and conditions of such agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.20.2	Amendment No. 2 to the Credit Agreement dated as of September 14, 2004, among SEI Investments Company, the Lenders Party thereto, JP Morgan Chase Bank, Wachovia Bank, National Association, Bank of America, N.A., Manufacturers and Traders Trust Company and PNC Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date: July 10, 2006	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.20.2	Amendment No. 2 to the Credit Agreement dated as of September 14, 2004, among SEI Investments Company, the Lenders Party thereto, JP Morgan Chase Bank, Wachovia Bank, National Association, Bank of America, N.A., Manufacturers and Traders Trust Company and PNC Bank, National Association.

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